SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:
|_| Preliminary Proxy Statement     |_| Confidential, For  Use of the Commission
                                        Only (as permitted by Rule 14a-6(e)(2))

|X|  Definitive Proxy Statement
|X| Definitive Additional Materials
|_| Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                        Patapsco Valley Bancshares, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

   |X| No fee required.

   |_| Fee computed on table below per Exchange Act Rules  14a-6(i)(1) and 0-11.

   (1)    Title of each class of securities to which transaction applies: N/A

--------------------------------------------------------------------------------

   (2)    Aggregate number of securities to which transaction applies: N/A

--------------------------------------------------------------------------------

   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): N/A

--------------------------------------------------------------------------------
   (4)    Proposed maximum aggregate value of transaction: N/A

--------------------------------------------------------------------------------
   (5)    Total fee paid: N/A

--------------------------------------------------------------------------------
   |_| Fee paid previously with preliminary materials: N/A

   |_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing. N/A
   (1)    Amount previously paid:

--------------------------------------------------------------------------------

   (2)    Form, Schedule or Registration Statement no.:

--------------------------------------------------------------------------------

   (3)    Filing Party:

--------------------------------------------------------------------------------

   (4)    Date Filed:

--------------------------------------------------------------------------------

                        PATAPSCO VALLEY BANCSHARES, INC.
                          8593 Baltimore National Pike
                          Ellicott City, Maryland 21043
                                 (410) 465-0900

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of PATAPSCO VALLEY BANCSHARES, INC.:

         Notice is hereby given that the Annual Meeting of Stockholders of Patapsco Valley Bancshares, Inc. (the "Company"), the parent company of Commercial and Farmers Bank, will be held at Turf Valley Resort and Conference Center, 2700 Turf Valley Road, Ellicott City, Maryland at 11:00 a.m., local time, on Tuesday, April 20, 1999, for the following purposes:

         1. To consider the election of 3 individuals to serve as Directors until the 2002 Annual Meeting of Stockholders, and to consider the election of 1 individual to serve as a Director until the 2000 Annual Meeting of Stockholders, and until their successors are duly elected and qualify.

         2. To transact such other business as may properly come before the meeting or any adjournment thereof.

         Stockholders of record at the close of business on March 8, 1999, will be entitled to notice of and to vote at the meeting.

         All stockholders are cordially invited to attend the meeting in person. Those who cannot attend are urged to promptly sign, date and mail the enclosed proxy in the envelope provided for that purpose. Whether you own a few or many shares, your proxy is important. Returning your proxy does not deprive you of your right to attend the meeting and to vote your shares in person.

By Order of the Board of Directors


Edwin B. McKee
Corporate Secretary
March 19, 1999

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                        PATAPSCO VALLEY BANCSHARES, INC.
                          8593 Baltimore National Pike
                          Ellicott City, Maryland 21043
                                 (410) 465-0900


                                 PROXY STATEMENT
                                       FOR
                       1999 ANNUAL MEETING OF STOCKHOLDERS


         This Proxy Statement is furnished in connection with the solicitation by Patapsco Valley Bancshares, Inc. (the "Company") of proxies to be voted at the Annual Meeting of Stockholders to be held on Tuesday, April 20, 1999, at 11:00 a.m., local time, at Turf Valley Resort and Conference Center, Ellicott City, Maryland, and at any adjournments thereof. The Company is the parent company of Commercial and Farmers Bank (the "Bank"). The expense of preparing, printing, and mailing the proxies and solicitation materials will be borne by the Company. In addition to solicitations by mail, the Company may solicit proxies in person or by telephone, and arrange for brokerage houses and other custodians, nominees, and fiduciaries to send proxies and proxy material to their principals at the expense of the Company. The approximate date on which this proxy statement and attached form of proxy will be mailed to stockholders is March 19, 1999.

         Holders of record at the close of business on March 8, 1999 (the "Record Date") of outstanding shares of the Company's common stock, par value $.01 per share ("Common Stock" or "Shares"), are entitled to notice of and to vote at the meeting. As of the Record Date, the number of Shares of outstanding Common Stock entitled to vote is 1,362,023.83 Shares. Each Share is entitled to one vote. Shares represented by any proxy properly executed and received pursuant to this solicitation will be voted in accordance with the directions of the stockholder; if no direction is given, the proxy will be voted in favor of all the nominees named in Proposal 1 and in the discretion of the proxies as to any other matters that may properly come before the meeting.

         The proxy may be revoked by a stockholder at any time prior to its use by execution of another proxy bearing a later date, or by written notice delivered to the Secretary at the Company's address or at the meeting.

                       ELECTION OF DIRECTORS (PROPOSAL 1)

         By amendment to the Company's Articles of Incorporation at the 1998 Annual Meeting of Stockholders, the Company's Directors were elected into 3 classes, as nearly equal in number as possible, with respect to the time for which the Directors may hold office. Directors are elected to hold office for term of 3 years, and 1 class of Director expires each year. The terms of Directors of Class I expire this year. Directors of Class II will hold office until the 2000 Annual Meeting of Stockholders and Directors of Class III will hold office until the 2001 Annual Meeting of Stockholders. In each case, Directors are elected until their successors are duly elected and qualify.

         The Directors of Class I are up for election at this Annual Meeting. The Company's President is a member of Class III, and the Company's Executive Vice President is a member of Class I. No director or nominee holds any directorships in any other public company. The following nominees for Directors of Class I, their ages as of the Record Date, their principal occupations and business experience for the past 5 years, and certain other information are set forth below. In the event a nominee declines or is unable to serve as a director, which is not anticipated, the proxies will be voted for the Board's substitute nominee.


-------------------------------------------------------------------------------------------------------------------------
                                                                               PRINCIPAL OCCUPATION
               NAME                           AGE                             DURING PAST FIVE YEARS

-------------------------------------------------------------------------------------------------------------------------

 NOMINEES FOR CLASS I DIRECTORS:  NEW TERM WILL EXPIRE IN 2002

John F. Feezer, III                           43            Director of the Company since October, 1996,
                                                            Director of the Bank since January, 1995, and Vice
                                                            Chairman of the Bank Board since April, 1998.  He
                                                            has served as Vice President of John F. Feezer
                                                            Company, a paving and excavation company, since
                                                            July, 1979.

Kevin P. Huffman                              38            Director of the Company since March, 1998 and a
                                                            Director of the Bank since March, 1998; Executive
                                                            Vice President of the Company and the Bank since
                                                            March, 1998.  He had served as Senior Vice
                                                            President of the Bank since June, 1994 and of the
                                                            Company since its formation in October, 1996.

Eugene W. Iager, Sr.                          52            Director of the Company since October, 1996 and a
                                                            Director of the Bank since June, 1995.  He has
                                                            served as President of Maple Lawn Farms, Inc.
                                                            since August, 1987.


         Richard H. Pettingill was elected to the Board of Directors in 1998 to fill a vacancy created by a Director in Class II who retired from the Company's Board of Directors. The Board of Directors has nominated Mr. Pettingill to serve as a Director in Class II until the 2000 Annual Meeting of Stockholders. Mr. Pettingill's age as of the Record Date, his principal occupation and business experience for the past 5 years, and certain other information is set forth below.


-------------------------------------------------------------------------------------------------------------------------
                                                                               PRINCIPAL OCCUPATION
               NAME                           AGE                             DURING PAST FIVE YEARS

-------------------------------------------------------------------------------------------------------------------------

NOMINEE FOR CLASS II DIRECTOR:  TERM WILL EXPIRE IN 2000

Richard H. Pettingill                      63                  Director of the Company since June, 1998 and a Director
                                                               of the Bank since June,   1998.  He has   served   as
                                                               Senior       Vice President  of  Tishman      Real
                                                               Estate   Services since   February, 1999,  and served
                                                               as  Senior   Vice President of Casey & Associates/ ONCOR
                                                               International,  a commercial   real estate   company,
                                                               from March,  1992 to February, 1999.



The election of directors requires the affirmative vote of holders of a majority of the Shares present and voting. A quorum for the Annual Meeting consists of a majority of the issued and outstanding Shares present in person or by proxy and entitled to vote, and directors are elected by a plurality of the votes of the Shares present in person or by proxy and entitled to vote. Consequently, withholding of votes, abstentions and broker non-votes with respect to Shares otherwise present at the Annual Meeting in person or by proxy will have no effect on the outcome of this vote. THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF THE ABOVE NOMINEES.

     The following table contains information regarding Directors of Class II and Class III whose terms do not expire in 1999, including the Directors' ages as of the Record Date, and their principal occupations and business experience for the past 5 years.


-------------------------------------------------------------------------------------------------------------------------
                                                                         PRINCIPAL OCCUPATION
         NAME                               AGE                           DURING PAST FIVE YEARS

-------------------------------------------------------------------------------------------------------------------------

INCUMBENT CLASS II DIRECTORS:  TERM WILL EXPIRE IN 2000


Ronald L. Eyre                             53         Director of the Company since October, 1996, and a Director of the Bank since February, 1989.  He has served as
                                                      President of Eyre Bus Service, Inc. since January, 1990.
Fred T. Lewis                              72         Director of the Company since October, 1996 and a Director of the Bank since October, 1966; Doctor of Veterinary
                                                      Medicine.  He has been an independent veterinarian since
                                                      1953.


INCUMBENT CLASS III DIRECTORS:  TERM WILL EXPIRE IN 2001

Howard E. Harrison, III                    57         Director of the Company and Chairman of the Company
                                                      Board since October, 1996 and a Director of the Bank since
                                                      June, 1991.  He has served as Chairman of the Board of
                                                      Marina Development Corp. since December, 1986.
John S. Whiteside                          61         Director of the Company since October, 1996, Vice
                                                      Chairman of the Company Board since April, 1998, and
                                                      Director of the Bank since January, 1978; President and CEO of the Bank since January, 1978 and the Company since its
                                                      formation in October, 1996.



         W. William Cookson, a Class III Director, resigned from his position as Director of the Company and of the Bank, and Chairman of the Board of Directors of the Bank, effective February 16, 1999, to devote his services to a full-time position as President of C&F Insurance Agency, Inc., a Bank subsidiary and full-line insurance agency. Mr. Cookson became President of C&F Insurance Agency, Inc. on December 1, 1998, upon its acquisition of the Ellicott City branch of Fowler Insurance Agency, Inc. (formerly, Fowler & Seidl, Inc.). The Bank will appoint a new Chairman of the Bank Board, and the Company and the Bank will make such other necessary changes to membership of various committees.

Certain Relationships and Related Transactions

         During the past year, the Bank, as the Company's subsidiary, has had banking transactions in the ordinary course of its business with its directors and officers and with their associates on substantially the same terms, including interest rates, collateral, and repayment terms on loans, as those prevailing at the same time for comparable transactions with others. The extensions of credit by the Bank to these persons have not and do not currently involve more than the normal risk of collectability or present other unfavorable features. As of December 31, 1998, the aggregate principal amount of indebtedness to the Bank owed by directors and executive officers of the Company is approximately $4,544,230.

Committees of the Board of Directors

         All of the members of the Company's Board of Directors also serve on the Board of Directors of the Bank. The Company's Board of Directors and the Bank's Board of Directors each met 12 times during 1998. The Company's Board of Directors met for an additional 2 meetings and the Bank's Board of Directors met for an additional 4 meetings. Mr. Harrison, as Chairman of the Company's Board of Directors, and Mr. Whiteside, as Vice Chairman of the Company's Board of Directors, are ex-officio members on all committees.

         The Executive Committee met 4 times in 1998. The function of the Executive Committee is to direct and transact any business which may properly come before the Board of Directors, except for such business that the Board of Directors only, by law, is authorized to perform. Members of the Executive Committee in 1998 were W. William Cookson, Chairman, John F. Feezer, III, Vice Chairman, John S. Whiteside, and two additional directors rotating on a quarterly basis.

         The Audit Committee met 3 times in 1998. The Bank's Audit Committee reviews the audit policy and program, recommending any policy changes to the Board of Directors, and recommends the independent certified public accountant to the Board of Directors. The committee meets with the internal and external auditors, reports to the Board of Directors on the findings and oversees the internal control structure of the Bank. Members of the Audit Committee in 1998 were W. William Cookson, Chairman, Eugene W. Iager, Sr., Fred T. Lewis, and Richard H. Pettingill.

         The Strategic Planning Committee met once in 1998. The Strategic Planning Committee meets with management to review the annual operating plans developed by management, and to formulate, along with management, long-term strategies and business plans designed to enhance stockholder value. Members of the Strategic Planning Committee in 1998 were John F. Feezer, III, Chairman, W. William Cookson, Ronald L. Eyre, Howard E. Harrison, III, Kevin P. Huffman, Eugene W. Iager, Sr., and John S. Whiteside.

         The Nominating Committee met once in 1998. The Nominating Committee recommends candidates to serve as Directors of the Company and the Bank. The members of the Nominating Committee in 1998 were Ronald L. Eyre, Eugene W. Iager, Sr., and John S. Whiteside. As provided in Article I, Section 8 of the Bylaws, the Nominating Committee considers nominations from stockholders if the nomination is made in writing by notice delivered to the President of the Company not fewer than 150 days nor more than 180 days before the date of the stockholders' meeting. The notice must contain (i) for each proposed nominee, the name, address, principal occupation, and the number of Shares owned, (ii) for the notifying stockholder, the name, residence address, and the number of Shares owned, (iii) a written consent of the proposed nominee as to his or her name being placed in nomination for Director and a statement by the nominee that he or she will serve if elected, and (iv) all information required by Regulation 14A of the Securities Exchange Act of 1934, as amended, and Rule 14a-11, as promulgated thereunder. The nomination must be approved for submission to the stockholders by majority vote of the Board of Directors.

         The Bank also has four subcommittees: the Branching Subcommittee (which met 4 times in 1998); the Compensation Subcommittee (which met 4 times in 1998); the Global Matters Subcommittee and the Ad Hoc Building Subcommittee (which did not meet in 1998).

         No Director during the last full fiscal year attended fewer than 75% of the aggregate of (1) the total number of meetings of the Board of Directors (held during the period for which that person has been Director) and (2) the total number of meetings held by all committees of the Board on which that person served (during the period served).

Director Compensation

         No fees are paid for service on the Company's Board of Directors. The Chairman of the Board of the Company receives $200 for each Bank Board of Directors meeting. The Chairman of the Board of the Bank receives $685 for each Bank Board of Directors meeting. All other Directors receive $485 for each Bank Board of Directors meeting. Directors receive a fee of $150 for each committee meeting attended. Directors may elect to receive compensation for their services to the Company and the Bank in Shares or cash. No Directors elected to receive Shares in lieu of cash in 1998. In addition, Mr. Cookson received a fee of $500 per month, beginning on June 1, 1998, and ending on January 31, 1999, for his services in locating a prospective insurance agency for purchase by the Bank or its subsidiary.

         In April, 1998, the Company granted options to its 7 outside directors for the purchase of 2,000 Shares each of Common Stock pursuant to the Director's Stock Option Plan, at a fair market value exercise price of $19.00 (as restated to give retroactive effect to stock dividends declared in 1998). The options must be exercised within 10 years from the date the options were granted, and an option expires on the 10th anniversary of the date the option is granted. In the event of termination as a Director for any cause, other than death or mandatory retirement because of age, each option granted to the optionee terminates immediately prior to termination. Each option granted to an optionee terminates 12 months from the date of the optionee's death, provided the optionee at the time of his death was a Director of the Company.

                             EXECUTIVE COMPENSATION

         The following table sets forth the annual compensation for each of the 3 preceding fiscal years paid to or accrued for the Company's most highly compensated executive officers whose cash compensation exceeds $100,000.


                           SUMMARY COMPENSATION TABLE

======================================================================================================================
    Name and Principal         Fiscal                                                                Long Term
         Position               Year                     Annual Compensation                        Compensation
                                       -------------------------------------------------------------------------------
                                                                              Other Annual           Securities
                                             Salary            Bonus*         Compensation           Underlying
                                                                                                      Options
----------------------------------------------------------------------------------------------------------------------
John S. Whiteside               1998            $145,628          $25,000        $2,899                4,000
President/CEO                   1997            $140,823          $61,480        $3,072                 ----
                                1996            $137,120             ----        $3,821                 ----

----------------------------------------------------------------------------------------------------------------------
Kevin P. Huffman                1998             $83,441          $10,000         ----                 1,500
Exec. Vice Pres./COO            1997             $70,952          $41,480         ----                  ----
                                1996             $75,952             ----         ----                  ----

======================================================================================================================

*Part of the 1998 Bonus was paid as a result of a Senior Management Bonus Program, which ties payments to senior management to a level of net income above Company projections. The bonuses under the program accrued in 1998 and were paid in 1999.


Executive Officers

         The following is a list of the executive officers of the Company as of December 31, 1998. There are no family relationships between any Directors and Officers of the Company.

John S. Whiteside               61               Director of the Company since October, 1996, Vice Chairman of the Company Board since April, 1998, and Director of the
                                                 Bank since January, 1978; President and CEO of the Bank
                                                 since January, 1978 and the Company since its formation in
                                                 October, 1996.

Kevin P. Huffman                38               Director of the Company since March, 1998 and a Director of the Bank since March, 1998; Executive Vice President of the
                                                 Company and the Bank since March, 1998.  He had served as
                                                 Senior Vice President of the Bank since June, 1994 and of the
                                                 Company since its formation in October, 1996.

Bernard G. Malinowski           60               Senior Vice President of the Company since October, 1996
                                                 and the Bank since March, 1993.  He had served as CFO of
                                                 the Company until September, 1998, and Executive Vice
                                                 President/CFO of the Bank from February, 1976 to March,
                                                 1993.






Edwin B. McKee                    48              Senior Vice President of the Company and the Bank since
                                                  March, 1998.  He has served as Vice President of the
                                                  Company since its formation in October, 1996 and the Bank
                                                  since March, 1986.

Dennis W. Miller                  33              Senior Vice President of the Company and the Bank since
                                                  March, 1998.  He has served as Vice President of the
                                                  Company since its formation in October, 1996 and the Bank
                                                  since May, 1993.

Barbara M. Broczkowski            42              Vice President and Chief Financial Officer of the Company
                                                  and the Bank since September, 1998.  Prior to her current
                                                  position, Ms. Broczkowski served as a Partner of Anderson
                                                  Associates LLP, since January, 1996, and as an Audit Manager for the same firm since December, 1986.

Defined Benefit Plan and Contributory Thrift Plan

         The Bank has a defined benefit pension plan covering substantially all of the employees. Benefits are based on years of service and the employee's highest average rate of earnings for the 5 consecutive years during the last 10 years before retirement. The Bank makes contributions to the plan in amounts sufficient to satisfy minimum funding standards determined using the frozen entry age actuarial method. Assets of the plan are held in trust and invested in listed stocks and bonds. The Bank also has a contributory thrift plan qualifying under Section 401(k) of the Internal Revenue Code of 1986, as amended. All employees who are at least 21 years old with 1 year of service are eligible for participation in the plan.

Employment Contract

         The Bank and John S. Whiteside, Bank President and CEO, entered into an employment contract ("Agreement") dated June 11, 1987 that becomes effective on the date on which a "Change in Control," as defined in the Agreement, of the Bank occurs. Under the Agreement, Mr. Whiteside will remain as President of the Bank for a term of either 5 years from a Change in Control or the date of his 65th birthday, whichever occurs first. During the term of the Agreement, Mr. Whiteside will receive an annual salary that is at least equal to the annual salary he received immediately prior to the effective date of the Agreement. The Agreement provides further that, after a Change in Control, if the Bank terminates Mr. Whiteside for a reason other than for cause or because of death, disability, or physical or mental incapacity, or if Mr. Whiteside resigns due to the Bank's breach of the Agreement, he will, for the remainder of the contract term, receive his benefits and be paid, monthly, his then-current salary, including estimated bonuses or incentives to which he would have been entitled had no termination or resignation occurred, or, at Mr. Whiteside's election, a severance of 2 years' salary, including a pro rata amount of any estimated bonus, and the value of benefits and stock options that would have been payable for the next 2 years. Mr. Whiteside may resign and receive such termination or severance payments if he reasonably believes that the Change in Control, coupled with a material change in circumstances, significantly affects his capacity to perform his duties as President of the Bank.

Stock Option Plans

         General. The Company administers 3 stock plans, which include the Company's Incentive Stock Option Plan (the "Incentive Plan"), Director's Stock Option Plan (the "Director's Plan"), and the Employee Stock Purchase Plan (the "Employee Plan"). The plans were approved by the Company's Board of Directors on February 25, 1998, and by its stockholders on April 21, 1998, and will continue in effect for no more than 10 years. The number of Shares reserved for issuance under each plan, and discussions related to the these Shares, have been restated to give retroactive effect to stock dividends declared in 1998. Up to 120,000 Shares are reserved for issuance under the 3 plans. The number of Shares are reserved for the grant of options and the number of Shares that are subject to outstanding options under the plans are subject to adjustment in the event of a merger, consolidation, reorganization, recapitalization, reclassification of stock, stock dividend, split-up, or other change in the corporate structure or capitalization of the Company affecting the Shares.

         Incentive Plan. The total number of Shares that may be issued under the Incentive Plan cannot exceed 36,900 Shares. An incentive stock option to purchase 3,900 Shares will be granted to the President during each year of the first 3 years of the Incentive Plan. Incentive stock options to purchase the remaining 25,200 Shares may be granted only to other officers or key employees and must, if granted, be granted during the first 3 years of the Incentive Plan. An option may not be exercised unless the optionee remains employed with the Company for 36 months from the date the option was granted, except in certain circumstances upon the death or retirement of the optionee. Options granted under the Incentive Plan expire on the 10th anniversary of the date the option was granted. In December, 1998, 26 employees received options to purchase an aggregate of 12,275 Shares.

         Director's Plan. The total number of Shares that may be issued under the Director's Plan cannot exceed 42,000 Shares. Non-qualified stock options to purchase 14,000 Shares at not less than 100% of the fair market value of the stock will be granted each year during the first 3 years of the Director's Plan, and may be exercised at any time. In April, 1998, 7 outside directors who serve on the Company and Bank Board of Directors each received options to purchase 2,000 Shares.

         Employee Plan. The total number of Shares that may be issued under the Employee Plan may not exceed 41,100 Shares, and the options, if granted, must be granted during the first 3 years of the Employee Plan. Options to purchase Shares will be granted to each Employee at the rate of 2 Shares per $1,000 of the employee's total compensation. The purchase price of the Shares under each option granted pursuant to the Employee Plan will be 85% of the fair market value of the stock on the date the option is granted. An option may not be exercised unless the optionee is employed for 12 months from the date the option was granted and the optionee is an employee of the Company at the time of exercise, except under certain circumstances upon the death or retirement of the optionee. In December, 1998, 142 employees received options to purchase an aggregate of 6,980 Shares.

         Each option granted under the Employee Plan expires 27 months from the date the option was granted. In the event of termination of employment of the optionee for any cause, other than death, disability resulting in coverage under the long-term disability plan of the Company, or retirement of the optionee, whether by reason of resignation or discharge, an option granted the optionee terminates immediately prior to termination. Each option granted an optionee terminates 12 months from the date of the optionee's death, provided the optionee at the time of his death was an employee of the Company.

The following table sets forth certain information relating to the number and value of underlying unexercised stock options held by the named executives as of December 31, 1998.

=====================================================================================================================
                                         Option Grants in Fiscal Year 1998
---------------------------------------------------------------------------------------------------------------------
                                                   Individual Grants
                                               Percent of Total
                     Number of Securities       Options Granted      Exercise
                     Underlying Options         to Employees in       or Base     Expiration
Name                      Granted (1)             Fiscal Year      Price ($/Sh)      Date
----             -------------------------------------------------------------- ---------

John S. Whiteside          3,900                     20.3%            $23.00      12-17-08
                             100                       .5%            $19.55      03-18-01


Kevin P. Huffman           1,400                      7.3%            $23.00      12-17-08
                             100                       .5%            $19.55      03-18-01


NOTES:

(1) Options under the Incentive Stock Option Plan and Employee Stock Purchase Plan were granted on December 18, 1998. Options granted under the Incentive Stock Option Plan, at $23.00 per Share, are exercisable beginning on December 19, 2001, and options under the Employee Stock Option Plan, at $19.55 per Share, are exercisable beginning on December 19, 1999.


=====================================================================================================================

      No options were exercised in 1998 by either of the named executives. The following table sets forth information regarding the number and value of underlying unexercised stock options held by the named executives as of December
31, 1998:

=====================================================================================================================
                        Aggregated Option Exercises in 1998 and 1998 Year End Option Values
---------------------------------------------------------------------------------------------------------------------
                                                  Number of Securities
                                                 Underlying Unexercised              Value of Unexercised
                                                Options at Fiscal Year-End          In-the-Money Options at
                                                              (#)                           Fiscal Year-End ($)(1)

Name                                          Exercisable       Unexercisable    Exercisable     Unexercisable

John S. Whiteside                                   0               4,000            $0              $345

Kevin P. Huffman                                    0               1,500            $0              $345



(1) Represents the total gain which would be realized if all in-the-money options held at December 31, 1998 were exercised, determined by multiplying the number of Shares underlying the options by the difference between the per share option exercise price and the fair market value of the Shares at December 31, 1998 of $23.00 per share.


=====================================================================================================================

                      BENEFICIAL OWNERSHIP OF COMMON STOCK

         The following table sets forth information regarding the beneficial ownership of the Common Stock (rounded to the nearest whole share) as of March 1, 1999 by directors and executive officers and by each person who, to the best of the Company's knowledge, beneficially owns more than 5% of the Company's outstanding Common Stock. Except as otherwise indicated and except for Shares held by members of an individual's family or in trust, all Common Stock is held with sole dispositive and voting power. Except as noted below, the address of each person listed below is the address of the Company. The term "beneficial ownership" includes Common Stock that may be acquired within 60 days upon the exercise of options, warrants and other rights. Shares are rounded to the nearest whole Share. Because of rounding, group total may not be equal to the total number of Shares for each beneficial owner.

                                                                  Percent
                                         Number of Shares        of Class
                                           Beneficially        Beneficially
                                               Owned               Owned
                                               -----               -----

Ronald L. Eyre (1)                           4,794.75                .35%
John F. Feezer, III (2)                     36,892.10               2.66%
Howard E. Harrison, III (3)                 10,891.67                .79%
Kevin P. Huffman                               324.41                .02%
Eugene William Iager, Sr. (4)               68,117.46               4.92%
Fred T. Lewis (5)                           19,012.33               1.37%
Richard H. Pettingill (6)                    2,101.14                .15%
John S. Whiteside                           37,401.33               2.69%

Total Directors                            179,535.19              12.96%

All Directors and Executive Officers as
a Group (12 persons)                       193,633.74              13.98%

5% Beneficial Owners

John F. Feezer, Jr. & Beulah Feezer         89,575.22               6.47%

Carrollton Bancorp                          74,832.03               5.40%
15 Charles Plaza, Suite 200
Baltimore, MD 21201
--------------------------------------------------------------------------------


(1) Includes 4,000 options granted to Mr. Eyre under the Director's Stock Option Plan.
(2) Includes 4,000 options granted to Mr. Feezer under the Director's Stock Option Plan; 1,925.48 Shares held as custodian for two children; 2,769.55 Shares held through a corporation as Trustee to a Profit Sharing Plan; 19,039.42 Shares held by a limited partnership; and 6,794.29 Shares held through a corporation affiliated with Mr. Feezer.
(3) Includes 4,000 options granted to Mr. Harrison under the Director's Stock Option Plan.
(4) Includes 4,000 options granted to Mr. Iager under the Director's Stock Option Plan; and 18,440.18 Shares held as custodian for his four children.
(5) Includes 4,000 options granted to Dr. Lewis under the Director's Stock Option Plan.
(6) Includes 2,000 options granted to Mr. Pettingill under the Director's Stock Option Plan.

Dividend Reinvestment Plan

         The Company has a Dividend Reinvestment Plan that permits stockholders to choose whether to receive their entire dividend in stock or cash. Stockholders who elect to receive their dividends in stock receive the number of Shares equal to the amount of the dividend, divided by the value of the market value of the Shares based on the price at which the Company's Shares were last traded in bona fide sales in the previous year. A stockholder's election not to participate in the plan results in a dilution of the percentage of Shares held by the non-participating stockholder.


             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires that the Company's directors and executive officers and persons who own more than 10% of the Common Stock file with the Securities and Exchange Commission an initial report of beneficial ownership and subsequent reports of changes in beneficial ownership of the Common Stock. To the Company's knowledge, all reports required to be so filed by such persons have been timely filed during the fiscal year ended December 31, 1998.


                              INDEPENDENT AUDITORS

         The Board of Directors has engaged Rowles & Company, LLP, to audit the books and accounts of the Company for the fiscal year ending December 31, 1999. Rowles & Company, LLP served as the Company's independent auditor for 1998. Rowles & Company, LLP has advised the Company that neither the accounting firm nor any of its members or associates has any direct financial interest in or any connection with the Company other than as independent public auditors. A representative of Rowles & Company, LLP will be present at this year's Annual Meeting and will be available to respond to appropriate questions.

                              FINANCIAL STATEMENTS

         A copy of the Company's annual report containing audited financial statements for the year ended December 31, 1998, accompanies the Proxy
Statement. A copy of form 10-K, as filed with the Securities and Exchange Commission, may be obtained, without charge, upon written request to Barbara Broczkowski, Patapsco Valley Bancshares, Inc., 8593 Baltimore National Pike, Ellicott City,
Maryland 21043.


                  DATE FOR SUBMISSION OF STOCKHOLDER PROPOSALS

         Stockholders' proposals for the 2000 Annual Meeting of Stockholders pursuant to Rule 14a-8 of the Securities Exchange Act of 1934 must be received at the Company's principal office not later than November 22, 1999 (120 days before the date of mailing based on this year's proxy statement date) and meet all other requirements for inclusion in the proxy statement. The procedures for nominations of Directors is set forth in Article I, Section 8 of the Bylaws and are described above under the heading "Election of Directors." Pursuant to
Article I, Section 9 of the Bylaws, all other stockholder proposals must be received by the Company at its principal office after December 22, 1999 but before January 22, 2000.

                                 OTHER BUSINESS

         As of the date of this proxy statement, management does not know of any other matters that will be brought before the meeting requiring action of the stockholders. However, if any other matters requiring the vote of the stockholders properly come before the meeting, it is the intention of the persons named in the enclosed form of proxy to vote the proxies in accordance with the discretion of management. The persons designated as proxies will also have the right to approve any and all adjournments of the meeting for any reason, including, if necessary, to permit further solicitation of proxies in the event that there are not sufficient votes at the time of the meeting to approve any of the proposals.


By Order of the Board of Directors


Edwin B. McKee
Corporate Secretary
March 19, 1999

                                                        Number of Shares _______
                                 REVOCABLE PROXY
                        PATAPSCO VALLEY BANCSHARES, INC.

               Proxy Solicited on Behalf of the Board of Directors
               ---------------------------------------------------

         That the undersigned stockholder of Patapsco Valley Bancshares, Inc. (the "Company") does hereby constitute and appoint Howard E. Harrison, III and John S. Whiteside, my Attorneys and Proxies, each with the full power of substitution, for and in my name and with all the powers I would possess if personally present, to vote in the manner designated below that number of shares of common stock of the Company specified above at the Annual Meeting of the Stockholders of the Company to be held at 11 a.m., Tuesday, April 20, 1999 and at any and all adjournments thereof.

1. Proposal to elect 3 individuals to serve as Directors until the 2002 Annual Meeting of Stockholders, and to elect 1 individual to serve as a Director until the 2000 Annual Meeting of Stockholders, and until their successors are duly elected and qualify:

CLASS I NOMINEES (Term Expires 2002):
JOHN F. FEEZER, III
KEVIN P. HUFFMAN
EUGENE WILLIAM IAGER, SR.                  FOR     AGAINST   FOR ALL EXCEPT
                                           |_|     |_|       |_|
CLASS II NOMINEE (Term Expires 2000):
RICHARD H. PETTINGILL
                                           FOR     AGAINST   FOR ALL EXCEPT
                                           |_|     |_|       |_|

Instruction: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.

--------------------------------------------------------

2. Proposal to transact such other business as may properly come before the meeting or any adjournment thereof.

This proxy, when properly executed, will be voted in the manner directed hereby by the undersigned stockholder(s). If no direction is made, this proxy will be voted for Proposal 1 and in the proxies' discretion for other business that may properly come before the meeting. Please sign your name exactly as it appears on your stock certificate. All owners must sign. Return this Proxy in the envelope provided.


DATE:  _____________________________         _____________________________(SEAL)


DATE:  _____________________________         _____________________________(SEAL)


DATE:  _____________________________         _____________________________(SEAL)



PLEASE CHECK BOX IF YOU PLAN TO ATTEND THE 1999 ANNUAL MEETING OF STOCKHOLDERS:
|_|